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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement numbered 333-67056 on Form S-3 of our report dated March 6, 2001 included in JMAR Technologies, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our firm included in this registration statement.

                                       /s/ ARTHUR ANDERSEN LLP
                                       ------------------------
                                         Arthur Andersen LLP




San Diego, California
September 12, 2001